GOLDMAN SACHS CREDIT STRATEGIES FUND

Supplement dated September 19, 2013 to the

Prospectus dated July 29, 2013 (the “Prospectus”)

At a meeting held on September 19, 2013, the Board of Trustees of the Goldman Sachs Credit Strategies Fund (the “Fund”) approved an Agreement and Plan of Reorganization between the Fund and Goldman Sachs Long Short Credit Strategies Fund, a newly-organized series of the Goldman Sachs Trust, an open-end management investment company, providing for the reorganization of the Fund into Goldman Sachs Long Short Credit Strategies Fund (the “Proposed Reorganization”). Upon consummation of the Proposed Reorganization, which is subject to shareholder approval, shareholders of the Fund will become shareholders of the Goldman Sachs Long Short Credit Strategies Fund.

Shareholders who own shares of the Fund as of the record date will receive a proxy statement/prospectus containing additional information about the Proposed Reorganization and the Goldman Sachs Long Short Credit Strategies Fund. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the Fund may vote on the Proposed Reorganization at the Special Meeting of Shareholders to be held in mid-to-late January, 2014.

This Supplement should be retained with your Prospectus for future reference.

CRSTROSTK 09-13